EXHIBIT A


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FUNDS                                                                  DATES
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First Trust Exchange Traded Fund VI
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First Trust NASDAQ Technology Dividend Index Fund                     01/31/18
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Multi-Asset Diversified Income Index Fund                             01/31/18
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International Multi-Asset Diversified Income Index Fund               01/31/18
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First Trust NASDAQ Rising Dividend Achievers ETF                      01/31/18
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First Trust RBA Quality Income ETF                                    01/31/18
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First Trust RBA American Industrial Renaissance ETF                   01/31/18
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First Trust Dorsey Wright Focus 5 ETF                                 01/31/18
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First Trust Dorsey Wright International Focus 5 ETF                   01/31/18
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First Trust High Income ETF                                           01/31/18
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First Trust Low Beta ETF                                              01/31/18
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First Trust Dorsey Wright Dynamic Focus 5 ETF                         03/08/18
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First Trust Nasdaq Oil & Gas ETF                                      08/30/18
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First Trust Nasdaq Food & Beverage ETF                                08/30/18
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First Trust Nasdaq Retail ETF                                         08/30/18
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First Trust Nasdaq Bank ETF                                           08/30/18
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First Trust Nasdaq Transportation ETF                                 08/30/18
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First Trust Nasdaq Pharmaceuticals ETF                                08/30/18
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First Trust Nasdaq Semiconductor ETF                                  08/30/18
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Developed International Equity Select ETF                             06/20/18
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Emerging Markets Equity Select ETF                                    06/20/18
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Large Cap US Equity Select ETF                                        06/20/18
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Mid Cap US Equity Select ETF                                          06/20/18
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Small Cap US Equity Select ETF                                        06/20/18
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US Equity Dividend Select ETF                                         06/20/18
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First Trust SMID Cap Rising Dividend Achievers ETF                    10/31/19
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